Corporate Presentation

2 Safe Harbor Statements Forward-Looking Statements. MedAvail, Inc. (“MedAvail”) cautions you that the statements in this presentation that are not a description of historical fact are forward-looking statements which may be identified by use of the words such as “anticipate,” “believe,” “expand,” “expect,” “grow,” “intend,” “opportunity,” “plan,” “potential,” “project”, “target” and “will” among others. These forward-looking statements are based on MedAvail’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of the ability to project future cash utilization and resources need for contingent future liabilities and business operations, the availability of sufficient resources for combined company operations and to conduct or continue planned product development activities, the ability to execute on commercial objectives, regulatory developments and the timing and ability of MedAvail to raise additional capital to fund operations, and other factors , including, but not limited to, those factors discussed in the section entitled “Risk Factors” of our Current Report on Form 8-K filed November 18, 2020. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. We undertake no obligation to update any of these forward-looking statements for any reason, even if new information becomes available in the future, except as may be required by law The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts MedAvail’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. MedAvail undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

3 Transforming Pharmacy Healthcare is being transformed by technology, consumer demands and the essential need to drive down cost while increasing access New entrants are disrupting major markets with breakthrough ‘blank slate’ offerings – Teladoc, Oak Street Health, One Medical, Livongo, Invitae... MedAvail is transforming the $300B U.S. pharmacy market with a full-stack technology-enabled solution utilizing robotics, telemedicine backed up with localized home delivery providing exceptional service Initially, MedAvail is focused on high value Medicare members, which is a $16.5B market

4

MedAvail:
Transforming Full Service Pharmacy


SpotRx
Pharmacy

Legacy Pharmacy		MedAvail
Brick and mortar retail location	**LOCATION**	Embedded at point-of-care
Proliferation of superfluous non-pharma products	**FOCUS**	Therapeutics
Pharmacy wait-times; confusing mail order delivery	**SERVICE**	High touch in-clinic and delivery service
High capital (~$500K) and operating costs	**COST**	Low capital (~$50K) and operating costs
No proactive data sharing with care providers	**FEEDBACK/DATA**	Medication adherence data to providers





Better Health **OUTCOMES*** + Outstanding Patient **EXPERIENCE**

*(Aguilar et al, 2015)

MedAvail

5 MedAvail – Our Business Model Sell/License Technology Technology Vendor • 20% of revenue • Sell and license our technology to a select list of large enterprise customers • Customers use their back-end pharmacy operations (pharmacists, inventory) • 80% of revenue • Turnkey full-stack pharmacy offering • Telehealth platform delivering remote pharmacist consultation through onsite dispensing kiosk, supplemented with home delivery capability Telehealth Pharmacy Platform, Medicare Focused Pharmacy

6 MedAvail – Technology Vendor • 11 sites deployed in 2020 • 350 points of care, 27 hospitals • 8 Initial sites in 3 states • Sam’s Club: 600 stores • 3 hospitals deployed, • 150+ hospitals, 1,800 sites of care We license and sell our proprietary hardware and software to health systems, retailers and other industry players • Integrated into back-end pharmacy systems • Customized patient workflow • 24/7 help desk support • On-site maintenance support • Customer branding • Manufactured in the USA

7

SpotRx Pharmacy is a Full-Stack Telehealth Pharmacy Platform


SpotRx Pharmacy
Pharmacy technicians
Pharmacist consultation
CENTRALIZED HUB PHARMACY, CALL-TAKING AND ADHERENCE MANAGEMENT
surescripts
Pharmacy Benefit Manager (PBM) and supply agreements
SpotRx Pharmacy
LOCALIZED FULFILLMENT
Live A/V connection to pharmacist
Inventory Replenishment
Questions and Re-order
Medications
Automation keeps costs low
Onsite clinic account manager: white glove service
Customized inventory; 600-1,000 package capacity
IN-CLINIC MEDCENTER
Access to first fill and refill medication
Local, Patient Facing Service
COST-EFFECTIVE HOME DELIVERY CONCIERGE
Live interaction with patients

Resulting in Superior Medication Adherence and Satisfaction

MedAvail

8 High-touch pharmacy model In-clinic presence providing patient and staff support Prior Authorization and refill management Onsite access to live pharmacist via MedCenter Patient education on our offering New prescription follow-up 3 days post-dispense Refill follow-up to ensure compliance In-clinic flu vaccinations Web and app enabled patient self-service Home delivery or pickup at local MedCenter

9 Focused on High Value Patient Customer: Medicare Population Significant VALUE # of 90 DAY Rxs/YEAR GROSS PROFIT/RX Medicare Commercial Medicaid 0 10 15 20 25 305 VALUABLE LOW VALUE HIGHLY VALUABLE MODERATE VALUE On multiple medications (5 = avg) Source: Kaiser Family Foundation; LEK Insights Large, Growing MARKET 54M 65M 76M 31% 34% 50% Medicare Enrollment All Other Medicare Medicare Advantage Concentrated VALUE 10% of patients drive 60% retail pharmacy industry gross margins Low Value Moderate Value Valuable Highly Valuable 10% 60%

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Medication adherence impact on Star rating and PMPY cost

*"… **Physicians in particular want medication compliance as high as possible** because they are really interested most in clinical outcomes and ensuring a patient is getting what they need to get better …"*

-VP of Medical Group Operations, CA clinic client

*"… From a corporate standpoint, increased medication adherence is beneficial because **it directly improves the ratings that payers use to determine reimbursements and decreases costs by reducing hospitalizations** of patients not taking their medications …"*

-Medical Director, MI clinic client

Star Ratings / Financial Impact

Clinics benefit from **reduced cost-of-care and improved Star Ratings** as a result of adherence, which results in MA bonuses for capitated and integrated payer-providers

Adherence impacts 42% of Star Ratings[1]


Other
10%
Direct impact[1]
32
58
Indirect impact

Net annual healthcare savings of $1-8k per member as a result of adherence[2]

- ~$8k for heart failure
- ~$4k for hypertension
- ~$4k for diabetes
- ~$1k for cholesterol

Large, vertically-integrated players embracing embedded pharmacy

Cigna	Humana.	OPTUM Acquires genoa healthcare
Embedded physical pharmacies	Retail pharmacies in MOB	Behavioral health retail pharmacy

Source: L.E.K. interviews and analysis.
1 Based on CMS; direct includes medication adherence for cholesterol, hypertension, and diabetes medications
2 Based on CVS Caremark study annual health care savings per member

MedAvail

11

Our Solution is Driving Better Adherence

Patient ADHERENCE



SpotRx
5 Star Threshold
4 Star Threshold
U.S. Industry Average
85%
75%
82.6%
75%
88%
85%
83%
92.4%
90%
88%
85%
92.4%
88%
86%
82%
91.5%
Acute
Maintenance
Diabetes
Hypertension
Cholesterol
First Fill Adherence
Chronic Adherence*

* CMS Star Rating Bands 2020, SpotRx measure over 12 month period from January 2020 to December 2020
** NPS measured from January 2020 to December 2020, N=6962
*** US average from CMS data

Our Customers are Happy

Patient / Provider / Payor SATISFACTION

Patients **



~90
Net Promoter Score (NPS)

"… I think SpotRx is fantastic. I am so glad they are here. I think a lot of patients that use it benefit from this service. I constantly recommend their product because I see the patient satisfaction …"
Practice Manager, AZ clinic client

"… The feedback from customers is that they are so satisfied with the product and the level of service provided. Overall, we have had a really good experience …"
Practice Manager, CA clinic client

"… I have only had good experiences with SpotRx, and I know our patients feel the same. There is no request that is not met with a solution or plan. They are a great partner …"
Director of Clinical Operations, CA clinic client

MedAvail

12 SpotRx Value Proposition resonates with executives and physicians Value proposition Level of importance* Executives Physicians Improved medication adherence Improved Star Ratings Patient satisfaction Administrative savings Ease of implementation and operations Quality reporting Scalability No cost to customer organizations Source: L.E.K. interviews and analysis. * Importance varies somewhat by size / geographic reach of organization

13 Initial Target Markets – $16.5B of Annual Prescription Revenue STATE SELECTION CRITERIA • Large markets • Favorable regulatory environment for automated dispensing technology • Concentrated prescriber groups OPPORTUNITY $100B Part D medication spend in 2018 $40B Part D spend in our target states $16.5B within 7,000 large clinics seeing ~6.5M Medicare patients/year % of Rx’s Written by Top 20 Groups Concentration enables efficient expansion via enterprise deals ARIZONA 27% CALIFORNIA 23% ILLINOIS 29% TEXAS 26% FLORIDA 50% MICHIGAN 30% CALIFORNIA $4.5B Live 2020 ARIZONA $0.6B Live 2019 ILLINOIS $2.2B Expansion 2021 FLORIDA $3.7B Expansion 2021TEXAS $3.6B Expansion 2021 MICHIGAN $2.0B Live 2020

14 Enterprise Focused Business Development Strategy ARIZONA CALIFORNIA MICHIGAN Business Development Process Lead with large group enterprise deals multiple initial clinic deployments/group Expand within groups and add groups TAM of 262 clinics in AZ TAM of 1,196 clinics in CA TAM of 734 clinics in MI

15 Example of Single Site Economics Target Model at Scale (ex. COVID 19 impact) •IRR of 45% •5-year ROI of >3x •Initial investment of $50K •Rx volume/day of 40 at scale •Average target customer drives $1,700 rev and $340 gross margin per year •In-clinic CAC $130* •Average target customer fills 17 Rx’s per year *CAC based on analysis from January 2020 to February 2020 Install Year 1 Year 2-5+ 5 Year Total Rx Volume - per Day 20 40 Revenue $ 450,000 $ 1,050,000 $ 4,650,000 Total Gross Profit $ 65,000 $ 180,000 $ 785,000 (-) Initial Investment $ (50,000) $ - $ - $ (50,000) CASH FLOW $ (50,000) $ (30,000) $ 60,000 $ 160,000 Key Metrics

16 Strong Revenue Growth Driven by New Deployments Cumulative deployments1 Cumulative Deployments Quarter-over-Quarter 2020 Revenue Trend2 *2020 revenue figures are unaudited 1 Based on fourth quarter and full year results announced March 30, 2021. Excluding one-time contract revenue recognized in 3Q20, full year 2020 revenue grew approximately 142% in full year 2020 2 3Q20 revenue excludes one-time contract revenue of $4.7M YoY Revenue Growth1 $34M $27M Total Consolidated Net Revenue

17 Target Business Model Target Pharmacy Revenue (SpotRx) 80%-85% of revenue HW/SW Revenue 15%-20% of revenue Gross Margin 20-25% EBITDA ~12-14%

18 Proven Team, Advisors and Investors Ed Kilroy CEO Will Misloski CMO Redmile Group Neil Prezioso CPO David Feinberg Advisor Ryan Ferguson CFO MANAGEMENT TEAM ADVISOR INVESTORS David Rawlins CCO

19 Thank you